Pipeline Data and WAY Systems Join Forces to Provide Complete Mobile Payment Solution to US Market

March 16, 2004 11:31:00 AM ET


Pipeline Data Inc.'s PPDA wholly owned subsidiary, SecurePay, announced today a venture with WAY Systems, Inc. to distribute WAY Systems' mobile point-of-sale "POS" solution to the US market. The solution will be the first low-cost "data only" plan demanded by the delivery industry.


The SecurePay / WAY Systems partnership provides the industry's first truly turnkey mobile POS solution that includes a mobile transaction terminal "MTT," mobile thermal printer, an activated wireless data plan and merchant payment processing using SecurePay's payment gateway. The MTT solution is delivered to the merchant immediately ready for payment processing, with no additional hardware, software or activation required. The innovative turnkey solution leverages next generation General Packet Radio Service "GPRS" wireless networks to provide mobile merchants with a cost-effective and secure payment card transaction processing system.

SecurePay provides a real-time payment processing gateway solution for the WAY Systems MTT and is certified for acceptance of all major credit card transactions, such as Visa and MasterCard. The SecurePay gateway provides retail qualified transactions, real-time authorizations, data security through SSL encryption, real-time reporting and a Web terminal for added processing options.


The MTT is an ideal solution for the more than 100,000 US mobile merchants who accept credit cards via wireless POS methods. WAY Systems estimates that this number could triple in the next three years due to the escalating adoption of GPRS and 2.5G in the US.

SecurePay and WAY Systems segment the market into three categories:

     1. Merchants who currently accept only cash or checks and now want to accept credit cards.


     2. Merchants who currently accept credit cards without a POS terminal and now want a small, fast and mobile POS terminal solution.


     3. Merchants that need a wireless solution for big ticket sales or want to switch their hard-wired POS to a cost-effective wireless POS solution.


About Pipeline Data, Inc.:


Pipeline Data Inc. provides integrated transaction processing services for all major credit cards. The Company offers card processing services in three key areas: wireless mobile payment solutions, e-commerce solutions and retail merchant payment solutions. Pipeline Data currently serves over 7000 merchant customers.

Safe Harbor Statement:

The information provided for in this Press Release contains forward-looking statements that involve risks and uncertainties more fully set forth in the Company's filing. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release contains statements that are forward-looking, such as statements relating to uncertainties that could affect performance and results of the Company in the future and, accordingly, such performance and results may materially differ from those expressed or implied in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to those relating to the Company's growth strategy, customer concentration, outstanding indebtedness, seasonality, expansion and other activities of competitors, changes in federal or state laws and the administration of such laws, protection of the securities markets and other risks detailed in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Statements made in this Press Release that are not historical facts are forward-looking statements that are subject to the "safe harbor" created by the Private Securities Litigation Reform Act of 1995. The Company's actual results could differ significantly from those discussed and/or implied herein.


Contact  Information:   Pipeline  Data  Inc.  Lane  Gordon,   800-932-5708  x228
Lane.Gordon@pipelinedata.com www.pipelinedata.com